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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2001

EBC I, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25709	95-4633006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12200 West Olympic Blvd., Los Angeles, CA		90046
(Address of principal executive offices)		(Zip Code)

(310) 998-6000
(Registrants' telephone number including area code)

eToys Inc.
(Former name or former address, if changed since last report)

Item 5.    Other Events

    On July 24, 2001, EBC I, Inc. (formerly known as eToys Inc., the "Registrant"), EBC Distribution, LLC (formerly known as eToys Distribution, LLC, "EBC Distribution"), eKids, Inc. ("eKids") and PMJ Corporation ("PMJ") filed their June Monthly Operating Reports with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), copies of which are attached hereto as Exhibit 99.1 and incorporated herein in their entirety. EBC Distribution, eKids and PMJ are subsidiaries of the Registrant. Copies of any bank statements originally filed with the Bankruptcy Court as part of the June Monthly Operating Reports have been omitted.

Item 7.    Exhibits

99.1	June Monthly Operating Reports of EBC I, Inc., EBC Distribution, LLC, eKids, Inc. and PMJ Corporation (without bank statements) filed on July 24, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EBC I, INC.
By:	/s/ BARRY GOLD Name: Barry Gold Title: President

Date: July 27, 2001

EXHIBIT INDEX

Exhibit No.	Description
99.1	June Monthly Operating Reports of EBC I, Inc., EBC Distribution, LLC, eKids, Inc. and PMJ Corporation (without bank statements) filed on July 24, 2001.

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  Item 5. Other Events
  Item 7. Exhibits